Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with theAnnual Report of China Recycling Energy Corporation (the “Company”) on Form 10-K/A for the period ended December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Xinyu Peng, Chief Financial Officer of the Company and Secretary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2009	/s/ Xinyu Peng
Xinyu Peng
Chief Financial Officer and Secretary